                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Information Statement         [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                           THE TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         THE TARGET PORTFOLIO TRUST(R)
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                                  TARGET FUNDS
                        SMALL CAPITALIZATION VALUE FUND

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                  MAY 25, 2001

                            ------------------------

TO THE SHAREHOLDERS:

     On February 27, 2001, at a regular meeting of the Boards of Trustees of The Target Portfolio Trust(R) (Target I) and the Target Funds (Target II), the Trustees approved new subadvisory agreements for the Small Capitalization Value Portfolio of Target I and the Small Capitalization Value Fund of Target II. The subadvisory agreements approved by the Boards of Trustees were entered into between Prudential Investments Fund Management LLC, each Trust's investment manager, and Credit Suisse Asset Management, LLC, an indirect wholly-owned subsidiary of Credit Suisse Group. This information statement informs you of the circumstances surrounding the Boards' approval of the new subadvisory agreements and provides you with an overview of their terms.

                                          By order of the Boards,

                                          GEORGE P. ATTISANO
                                            Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(R)
                      SMALL CAPITALIZATION VALUE PORTFOLIO

                                  TARGET FUNDS
                        SMALL CAPITALIZATION VALUE FUND

                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                  MAY 25, 2001

                            ------------------------

     This information statement is being furnished to the shareholders of the Small Capitalization Value Portfolio of The Target Portfolio Trust (Target I), the Small Capitalization Value Fund of Target Funds (Target II) (collectively, Target I and Target II are the Trusts) in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission
(SEC). The exemptive order permits the Trusts' manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.

     Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware business trust. The Trusts' trustees are referred to here as the "Boards," "Board Members" or "Trustees." The Trusts' principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Small Capitalization Value Portfolio of Target I and the Small Capitalization Value Fund of Target II (collectively, the Portfolios) as of February 27, 2001 with this information statement. This information statement relates to the approval by the Trustees of new subadvisory agreements dated February 27, 2001 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Credit Suisse Asset Management, LLC
(CSAM), which is an indirect wholly-owned subsidiary of Credit Suisse Group, with respect to: (i) the Small Capitalization Value Portfolio of Target I; and
(ii) the Small Capitalization Value Fund of Target II (collectively, the Subadvisory Agreements), copies of which are attached hereto as Exhibit A. CSAM is the successor to DLJ Asset Management Group, Inc. (DLJAM), which had served as subadviser to each of the Portfolios under subadvisory agreements dated April 12, 1995 in the case of the Small Capitalization Value Portfolio of Target I, and September 17, 1999, in the case of the Small Capitalization Value Fund of Target II. Each of those subadvisory agreements terminated on November 3, 2000, as a result of a change in the ownership of DLJAM. The previous subadvisory agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contracts and were not interested persons of those parties as defined in the Investment Company Act (the Independent Trustees), on May 24, 2000.

     CSAM will pay for the costs associated with preparing and distributing this information statement to each Portfolio's respective shareholders. This information statement will be mailed on or about May 25, 2001.

THE TARGET PROGRAM

     Target I consists of ten separate investment portfolios, including the Small Capitalization Value Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation proposals with respect to the portfolios based on an evaluation of the investor's investment objectives and risk tolerances. The Target Program or shares of Target I (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services that maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee-based programs sponsored by Prudential Securities and its affiliates, which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.50% of assets held in a Target Program account invested in equity portfolios, such as the Small Capitalization Value Portfolio, and 1.00% of assets invested in income portfolios. For Plans, the quarterly advisory fee is charged at the maximum annual rate of 1.25% and 1.35% of assets invested in equity portfolios and income portfolios, respectively.

THE MANAGER


     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' manager under management agreements dated as of November 9, 1992 in the case of Target I, and August 25, 1999 in the case of Target II. PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). As of March 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $96.7 billion. Information concerning the Trusts' current management arrangements can be found in Exhibit B. Information concerning officers of the Trusts is set forth in Exhibit C.


SHAREHOLDER REPORTS

     Target I's most recent annual report for the fiscal year ended December 31, 2000 has been sent to its shareholders. Target II's annual report for the fiscal year ended July 31, 2000 and semi-annual report for the six month period ended January 31, 2001 have been sent to its shareholders. Each Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     The table below sets forth each Portfolio's net asset value and number of outstanding shares as of April 30, 2001 for Target I and for Target II.

PORTFOLIO                                              NET ASSET VALUE    SHARES OUTSTANDING
---------                                              ---------------    ------------------
Small Capitalization Value Portfolio (Target I)......      $17.41              9,133,964
Small Capitalization Value Fund (Target II)
  Class A............................................      $10.74                856,709
  Class B............................................      $10.70              1,881,058
  Class C............................................      $10.70              1,647,295

     The table below sets forth information about persons who owned beneficially 5% or more of the outstanding shares of the Small Capitalization Value Portfolio of Target I or who owned beneficially 5% or more of any class of the Small Capitalization Value Fund of Target II as of April 30, 2001.



                                         NAME AND ADDRESS               CLASS      NUMBER     PERCENT
PORTFOLIO                                   SHAREHOLDER               OF SHARES   OF SHARES   OF CLASS
---------                                ----------------             ---------   ---------   --------
Small Capitalization Value
  Portfolio Target I            None                                    None          None      None

Small Capitalization Value
  Fund Target II                Edward Unger                               A        36,161       6.1%
                                TTEE Radiology Consultants
                                PS Plan DTD 06/06/86
                                FBO Edward Unger
                                1 Ingalls Mem Hospital
                                Harvey IL 60426-3558

                                Cust Reinsurance                           A       112,196      18.9%
                                Attn: Lee Toolson
                                Maclaw House
                                Duke St
                                PO Box 103
                                Turk Caicos Isla
                                Turks and Caicos Island

                                Mr. Daniel L. Thistle                      C        35,815       5.8%
                                & Mrs. Christina M. Thistle TEN ENT
                                319 Woods Rd
                                Glenside PA 19038-1428



     To the knowledge of management, the executive officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding shares of the Small Capitalization Value Portfolio of Target I and less than 1% of the outstanding shares of the Small Capitalization Value Fund of Target II as of April 30, 2001.

                           NEW SUBADVISORY AGREEMENTS


     On February 27, 2001, the Trustees, including a majority of the Independent Trustees, unanimously approved the Subadvisory Agreements. CSAM's predecessor, DLJAM, served as subadviser to the Portfolios under subadvisory agreements that automatically terminated on November 3, 2000. Prior to November 3, 2000, DLJAM was a subsidiary of Donaldson, Lufkin & Jenrette, Inc. In a transaction that closed on November 3, 2000 (the Transaction), Credit Suisse Group acquired Donaldson, Lufkin & Jenrette, Inc. CSAM, a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group, now manages the Portfolios as successor to DLJAM.



     The Transaction constituted a change in control of DLJAM, causing an assignment of DLJAM's original subadvisory agreements with respect to the Portfolios. Under Section 15 of the Investment Company Act and the terms of the original subadvisory agreements, the agreements automatically terminated when this assignment occurred. During the fiscal year ended December 31, 2000, for the period from January 1, 2000 to November 3, 2000, DLJAM received $226,311 in connection with the management of the Small Capitalization Value Portfolio of Target I under the subadvisory agreement with PIFM. CSAM continued to manage the assets of the Portfolio through February 27, 2001. DLJAM received advisory fees of $18,570 in connection with the management of the Small Capitalization Value Fund of Target II for the fiscal period ended July 31, 2000.



     The Subadvisory Agreements contain substantially identical terms and conditions as the subadvisory agreements in effect prior to November 3, 2000 except as more fully described below under "Board Consideration of Subadvisory Agreements." See "Terms of Subadvisory Agreements" below. CSAM renders investment advice to each Portfolio in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of each Portfolio, subject to the supervision of PIFM.


     Section 15 of the Investment Company Act requires that a majority of each Portfolio's outstanding voting securities approve its subadvisory agreement. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to Target I, PIFM and any future open-end management investment company managed by PIFM, provided that such investment company operates in substantially the same manner as Target I and complies with the conditions of the order (including Target II which commenced operations on November 3, 1999). According to the SEC's order, which is subject to a number of conditions (including approval by each Trust's shareholders, which approval was received on October 30, 1996 in the case of Target I, and on September 13, 1999 in the case of Target II), PIFM may now enter into subadvisory agreements on behalf of each Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreements did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS


     At a special telephonic meeting of each Board at which a majority of the Trustees were in attendance, each Board of Trustees approved the continuation of management of the assets of the Portfolios by CSAM for the period from November 3, 2000 until new subadvisory agreements could be approved at an in-person meeting of the Boards of Trustees.



     At a regular meeting of each Board at which all of the Trustees were present, the Boards of Trustees considered and unanimously approved the Subadvisory Agreements on February 27, 2001. In considering the approval of the Subadvisory Agreements, the Trustees, including the Independent Trustees, considered whether the approval of each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Portfolio. At the meeting, the Trustees reviewed materials furnished by management and CSAM and met with representatives of CSAM.


     The Trustees discussed and reviewed the terms of the Subadvisory Agreements. With the exception of the subadviser's new name and the dates of execution, effectiveness and termination, and new provisions regarding confidentiality terms, PIFM's continual evaluation of CSAM's performance and periodic reports to the Boards, a requirement that CSAM give PIFM notice of any anticipated change in control of CSAM, and CSAM making its employees available to consult with those associated with the Trust and permitting its associated persons to serve as Trust officers or Trustees, if elected, the terms of the Subadvisory Agreements are substantially similar to those of the corresponding subadvisory agreements in effect with DLJAM prior to November 3, 2000. It was noted that the subadvisory fee would be the same fee that DLJAM had received prior to November 3, 2000. Based upon their review, the Trustees concluded that each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Portfolios. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements.

INFORMATION CONCERNING CSAM

     CSAM is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group. The address of CSAM is 466 Lexington Avenue, New York, New York 10172. As of March 31, 2001, CSAM was responsible for managing global assets of approximately $87 billion.

     Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse Group comprises five business units -- Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance).


     Exhibit D contains information about the other mutual funds managed by CSAM with investment objectives and strategies similar to those of the Portfolios. Exhibit D also lists the principal executive officer, managing directors and parent companies of CSAM.


     Pursuant to each Subadvisory Agreement, CSAM manages a portion of the assets of the Portfolios. Lazard Asset Management, a division of Lazard Freres & Co., LLC, located at 30 Rockefeller Plaza, New York, NY 10112, manages the remaining portion of the Portfolios.

TERMS OF SUBADVISORY AGREEMENTS

     The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements that are attached as Exhibit A to this information statement.

     Under the Subadvisory Agreements, CSAM is compensated by PIFM (and not the Portfolios) at an annual rate of 0.40% of each Portfolio's average net assets managed by CSAM. The Subadvisory Agreements provide that, subject to PIFM's and the Board of Trustees' supervision, CSAM is responsible for managing the investment operations of each Portfolio and for making investment decisions and placing orders to purchase and sell securities for each Portfolio, all in accordance with the investment objective and policies of each Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, CSAM also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.

     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the relevant Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Portfolios, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreement may be terminated at any time by CSAM or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, CSAM will not be liable for any act or omission in connection with its activities as subadviser to the Portfolios.

SHAREHOLDER PROPOSALS

     As Delaware business trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trusts' Trust Instruments. A shareholder proposal intended to be presented at any meeting of shareholders of a Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          GEORGE P. ATTISANO,
                                            Secretary

Dated: May 25, 2001

                                                                       EXHIBIT A

                             TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                     (CREDIT SUISSE ASSET MANAGEMENT, LLC)

                             SUBADVISORY AGREEMENT

     Agreement made as of this 27th day of February 2001, between Prudential Investments Fund Management LLC, a New York limited liability company ("PIFM" or the "Manager"), and Credit Suisse Asset Management, LLC, a Delaware limited liability company (the "Subadviser").

     WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992 (the "Management Agreement"), with Target Funds (the "Trust"), a Delaware business trust and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of its series the Small Capitalization Value Portfolio (the "Portfolio"), pursuant to which PIFM will act as Manager of the Portfolio; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Portfolio and with the written instructions and directions of the Manager and of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection with the performance of its duties and obligations under this Agreement, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Portfolio's Prospectus or as the Board of Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

              (iv) The Subadviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Portfolio's securities.

             During the term of the Agreement and for one year thereafter, the Manager and the Subadviser each agrees to keep confidential any and all written or oral information that it may be provided regarding the other, including its structure, management, work flows, organization, financial controls and condition, personnel and other information that is not publicly available and that is valuable and confidential to such party (collectively, "Confidential Information"). Each party also agrees to have in effect, and enforce, rules and policies designed to protect against unauthorized access to or use of the Confidential Information. Each party agrees to disclose the Confidential Information to its employees and agents only to the extent necessary to carry out the purpose for which the Confidential Information is disclosed.

              (v) The Subadviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Manager with such information upon request of the Manager.

              (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more Subadviser(s) should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

             (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

             (c) The Subadviser shall keep the Portfolio's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records that it maintains for the Portfolio are the property of the Portfolio, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

             (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Portfolio's average daily net assets of the portion of the Portfolio managed by the Subadviser as described in the attached Schedule A.

          4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

        Any notice or other communication required to be given pursuant to
        Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,

        Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 466 Lexington Avenue, New York, NY 10017, Attention:
        General Counsel.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          8. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          BY: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          CREDIT SUISSE ASSET MANAGEMENT, LLC

                                          BY: /s/ HAL LIEBES
                                            ------------------------------------
                                            Hal Liebes
                                            Managing Director

                                                                      SCHEDULE A

                             TARGET PORTFOLIO TRUST
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                     (CREDIT SUISSE ASSET MANAGEMENT, LLC)

     As compensation for the Subadviser's services, PIFM will pay the Subadviser a fee equal, on an annualized basis, to 0.40% of the average daily net assets of the portion of the Fund advised by the Subadviser.

                                                                       EXHIBIT A

                                  TARGET FUNDS
                        SMALL CAPITALIZATION VALUE FUND
                     (CREDIT SUISSE ASSET MANAGEMENT, LLC)

                             SUBADVISORY AGREEMENT

     Agreement made as of this 27th day of February 2001, between Prudential Investments Fund Management LLC, a New York limited liability company ("PIFM" or the "Manager"), and Credit Suisse Asset Management, LLC, a Delaware limited liability company (the "Subadviser").

     WHEREAS, the Manager has entered into a Management Agreement, dated August 25, 1999 (the Management Agreement), with Target Funds (the "Trust"), a Delaware business trust and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of its series the Small Capitalization Value Fund (the "Fund"), pursuant to which PIFM will act as Manager of the Fund; and

     WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

             (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and with the written instructions and directions of the Manager and of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection with the performance of its duties and obligations under this Agreement, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

             (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

             On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

              (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
        (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

             During the term of the Agreement and for one year thereafter, the Manager and the Subadviser each agrees to keep confidential any and all written or oral information that it may be provided regarding the other, including its structure, management, work flows, organization, financial controls and condition, personnel and other information that is not publicly available and that is valuable and confidential to such party (collectively, "Confidential Information"). Each party also agrees to have in effect, and enforce, rules and policies designed to protect against unauthorized access to or use of the Confidential Information. Each party agrees to disclose the Confidential Information to its employees and agents only to the extent necessary to carry out the purpose for which the Confidential Information is disclosed.

              (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

              (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more Subadviser(s) should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

             (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

             (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records that it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

             (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

          3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

          4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

        Any notice or other communication required to be given pursuant to
        Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,

        Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 466 Lexington Avenue, New York, NY 10017, Attention:
        General Counsel.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

          8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          BY: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          CREDIT SUISSE ASSET MANAGEMENT, LLC

                                          BY: /s/ HAL LIEBES
                                            ------------------------------------
                                            Hal Liebes
                                            Managing Director

                                                                      SCHEDULE A

                                  TARGET FUNDS
                        SMALL CAPITALIZATION VALUE FUND
                     (CREDIT SUISSE ASSET MANAGEMENT, LLC)

     As compensation for the Subadviser's services, PIFM will pay the Subadviser a fee equal, on an annualized basis, to 0.40% of the average daily net assets of the portion of the Fund advised by the Subadviser.

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS

THE MANAGER

     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of November 9, 1992 in the case of Target I, and August 25, 1999 in the case of Target II, and renewed thereafter as required by the Investment Company Act.

     The Management Agreements were last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 24, 2000. The Management Agreements were approved by the sole shareholder of the Trusts on October 14, 1992 in the case of Target I, and on September 13, 1999 in the case of Target II.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for each Trust, PIFM is subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, manages both the investment operations of the Trust, and the composition of the Trust's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of each Trust. PIFM also administers each Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trusts' custodian and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PIFM for the Trusts are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreements may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trusts, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and each Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of PIFM or each portfolio's subadviser(s);

          (b) all expenses incurred by PIFM or by each Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreements between PIFM and the subadviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The table below sets forth the annual management fee for each Portfolio (shown as a percentage of the average daily net assets of each Portfolio).

PORTFOLIO                                                     MANAGEMENT FEE
---------                                                     --------------
Small Capitalization Value Portfolio (Target I).............       0.60%
Small Capitalization Value Fund (Target II).................       0.70%

     The Management Agreement with Target I also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to each Trust. No such reductions were required during each Trust's last fiscal year. No jurisdiction currently limits the Trusts' expenses.

     Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the relevant Trust, by vote of a majority of the relevant Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.

INFORMATION ABOUT PIFM

     PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.

     PIFM acts as manager for the following investment companies, in addition to the Trusts:

     Open End Management Investment Companies: Prudential Equity Fund, Inc., Prudential Index Series Fund (Prudential Stock Index Fund), The Prudential Investment Portfolios, Inc. (Prudential Jennison Equity Opportunity Fund, and Prudential Jennison Value Fund), Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc. (Prudential Financial Services Fund, Prudential Health Sciences Fund,

Prudential Technology Fund, and Prudential Utility Fund), Prudential Small Company Fund, Inc., Prudential Tax-Managed Funds (Prudential Tax-Managed Equity
Fund), Prudential Tax-Managed Managed Small-Cap Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Value Fund, Inc., Prudential Value Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Value Equity Fund), Prudential Diversified Funds (Conservative Growth Fund, Moderate Growth Fund, and High Growth Fund), The Prudential Investment Portfolios, Inc. (Prudential Active Balanced Fund), Prudential Europe Growth Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential World Fund, Inc. (Prudential Global Growth Fund, Prudential International Value Fund, and Prudential Jennison International Growth Fund), Global Utility Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc. (Income Portfolio), Prudential Total Return Bond Fund, Inc., Prudential California Municipal Fund (California Series and California Income Series), Prudential Municipal Bond Fund (High Income Series and Insured Series), Prudential Municipal Series Fund (Florida Series, New Jersey Series, New York Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Cash Accumulation Trust (Liquid Assets Fund and National Money Market Fund), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Special Money Market Fund, Inc. (Money Market Series), Prudential MoneyMart Assets, Inc., Prudential Tax-Free Money Fund, Inc., Prudential California -Municipal Fund (California Money Market Series), Prudential Municipal Series Fund (New Jersey Money Market Series and New York Money Market Series); COMMAND Funds (COMMAND Money Fund, COMMAND Government Fund, and COMMAND Tax-Free Fund), Institutional Money Market Funds: Prudential Institutional Liquidity Portfolio, Inc. (Institutional Money Market Series), Strategic Partners Series (Strategic Partners Focused Value Fund and the Strategic Partners New Era Value Fund).

     Closed-End Management Companies: First Financial Fund, Inc. and The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                     POSITION WITH PIFM                PRINCIPAL OCCUPATIONS
----                                     ------------------                ---------------------
David R. Odenath, Jr..............  Officer in Charge,            President (since June 1999) of
                                    President, Chief Executive    Prudential Investments; Officer in
                                      Officer and Chief             Charge, President, Chief Executive
                                      Operating Officer             Officer and Chief Operating Officer,
                                                                    PIFM; Senior Vice President, The
                                                                    Prudential Insurance Company of
                                                                    America (Prudential)
Catherine Brauer..................  Executive Vice President      Executive Vice President
Robert F. Gunia...................  Executive Vice President,     Executive Vice President & Chief
                                      Chief Administrative          Administrative Officer, PIFM; Vice
                                      Officer and Treasurer         President, Prudential; President,
                                                                    Prudential Investment Management
                                                                    Services LLC (PIMS)
William V. Healey.................  Executive Vice President,     Executive Vice President, Chief Legal
                                      Chief Legal Officer and     Officer and Secretary, PIFM; Vice
                                      Secretary                     President and Associate General
                                                                    Counsel, Prudential; Senior Vice
                                                                    President, Chief Legal Officer and
                                                                    Secretary, PIMS
Marc Levine.......................  Executive Vice President      Executive Vice President

NAME                                     POSITION WITH PIFM                PRINCIPAL OCCUPATIONS
----                                     ------------------                ---------------------
Judy A. Rice......................  Executive Vice President      Executive Vice President
Lynn M. Waldvogel.................  Executive Vice President      Executive Vice President

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans (the Plans) adopted under Rule 12b-1 under the Investment Company Act, the Portfolios of Target II bear the expense of distribution and service fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For the fiscal period ended July 31, 2000, PIMS received distribution and servicing fees aggregating $63,761 ($9,409 for Class A, $26,392 for Class B and $27,960 for Class C) with respect to the Small Capitalization Value Fund of Target II. For the six months ended January 31, 2001, PIMS received distribution and servicing fees aggregating $64,758 ($5,611 for Class A, $33,022 for Class B and $26,125 for Class C) with respect to the Small Capitalization Value Fund of Target II.

     PIMS has advised Target II of its receipt of front-end sales charges of $48,800 and $43,400 resulting from sales of Class A and Class C of Target II shares respectively during the fiscal period ended July 31, 2000 and $17,700 and $13,100 respectively during the six months ended January 31, 2001. From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised Target II that for the fiscal period ended July 31, 2000, it received $3,800 and $3,900 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of Target II, respectively, and for the six months ended January 31, 2001, it received $5,800 and $3,600, in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of Target II, respectively.

     The Trusts' transfer agent is PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $121,000 for its services in connection with the Small Capitalization Value Portfolio of Target I during the fiscal year ended December 31, 2000. PMFS received $11,200 for its services in connection with the Small Capitalization Value Fund of Target II during the fiscal period ended July 31, 2000 and $12,500 for the six months ended January 31, 2001.

BROKERAGE

     During the fiscal year ended December 31, 2000, the Small Capitalization Value Fund of Target I paid no commissions to Prudential Securities Corporation. The Small Capitalization Value Portfolio of Target II paid no commissions to Prudential Securities for the fiscal period ended July 31, 2000 and the six months ended January 31, 2001.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

                                      OFFICE(S) WITH THE TRUST
NAME (AGE)                                TARGET I AND II                  PRINCIPAL OCCUPATIONS
----------                            ------------------------             ---------------------
David R. Odenath, Jr. (42)........  Trustee and President         Officer in Charge, President, Chief
                                                                  Executive Officer and Chief Operating
                                                                    Officer (since June 1999) of
                                                                    Prudential Investments Fund Management
                                                                    LLC PIFM; Senior Vice President (since
                                                                    June 1999), Prudential; formerly
                                                                    Senior Vice President (August 1993-May
                                                                    1999), PaineWebber Group, Inc.
Robert F. Gunia (54)..............  Trustee and Vice President    Executive Vice President and Chief
                                                                    Administrative Officer (since June
                                                                    1999) of Prudential Investments;
                                                                    Executive Vice President and Treasurer
                                                                    (since December 1996) of PIFM;
                                                                    President (since April 1999) of
                                                                    Prudential Investment Management
                                                                    Services LLC (PIMS); formerly
                                                                    Corporate Vice President (September
                                                                    1997-March 1999) of The Prudential
                                                                    Insurance Company of America
                                                                    (Prudential); Senior Vice President
                                                                    (March 1987-May 1999) of Prudential
                                                                    Securities Incorporated (Prudential
                                                                    Securities); and Chief Administrative
                                                                    Officer (July 1990-September 1996),
                                                                    Director (January 1989-September
                                                                    1996), and Executive Vice President,
                                                                    Treasurer and Chief Financial Officer
                                                                    (June 1987-September 1996) of
                                                                    Prudential Mutual Fund Management,
                                                                    Inc.; Vice President and Director
                                                                    (since May 1989) of The Asia Pacific
                                                                    Fund, Inc.
Grace C. Torres (41)..............  Treasurer and Principal       First Vice President (since December
                                      Financial and Accounting    1996) of PIFM; First Vice President
                                      Officer                       (since March 1993) of Prudential
                                                                    Securities; formerly First Vice
                                                                    President (March 1994-September 1996)
                                                                    of Prudential Mutual Fund Management,
                                                                    Inc.
George P. Attisano (45)...........  Secretary                     Vice President and Corporate Counsel
                                                                  (since January 2001) of Prudential;
                                                                    formerly Assistant General Counsel
                                                                    (September 2000-January 2001) of
                                                                    Prudential; formerly Associate
                                                                    Attorney (April 1998-September 2000)
                                                                    of Kramer Levin Naftalis & Frankel
                                                                    LLP; Associate Attorney (September
                                                                    1996-April 1998) of Willkie Farr &
                                                                    Gallagher; Counsel (September
                                                                    1995-September 1996) of The Dreyfus
                                                                    Corporation (Dreyfus).

                                      OFFICE(S) WITH THE TRUST
NAME (AGE)                                TARGET I AND II                  PRINCIPAL OCCUPATIONS
----------                            ------------------------             ---------------------
William V. Healey (47)............  Assistant Secretary           Vice President and Associate General
                                                                    Counsel of Prudential and Chief Legal
                                                                    Officer of Prudential Investments
                                                                    (since August 1998); Director, ICI
                                                                    Mutual Insurance Company (since June
                                                                    1999); formerly Associate General
                                                                    Counsel of Dreyfus, a subsidiary of
                                                                    Mellon Bank, N.A. (Mellon Bank), and
                                                                    an officer and/or director of various
                                                                    affiliates of Mellon Bank and Dreyfus.

                                                                       EXHIBIT D


                          OTHER FUNDS MANAGED BY CSAM

     The following table sets forth information relating to the only other registered investment company portfolio for which CSAM acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolios.


                                                                                      APPROXIMATE NET
                                                                                       ASSETS AS OF
FUND                                                      MANAGEMENT FEE              APRIL 30, 2001
----                                                      --------------              ---------------
Credit Suisse Warburg Pincus Small Company        .875 of 1% first $100 million       $225,790,045.84
Value Fund*                                        .75 of 1% next $100 million
                                                        .625 of 1% balance
Credit Suisse Warburg Pincus Small Company                    1.00%                   $ 29,418,922.75
Value II Fund*


---------------
* CSAM and/or co-administrators to the funds may waive and/or reimburse expenses of the funds.

                                CSAM MANAGEMENT

     The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017.


NAME                                       POSITION WITH CSAM AND PRINCIPAL OCCUPATION
----                                       -------------------------------------------
James P. McCaughan                 Chief Executive Officer, Managing Director and Chairman of
                                     the Management Committee
G. Moffett Cochran                 President, Managing Director and Member of the Management
                                     Committee
Martin Jaffe                       Chief Financial Officer, Managing Director and Member of the
                                     Management Committee
Laurence R. Smith                  Global Chief Investment Officer, Managing Director and
                                     Member of the Management Committee
Christopher F. Corapi              Head of Equity Research, Managing Director and Member of the
                                     Management Committee
Sheila Scott                       Co-Head of Private Wealth Management, Managing Director and
                                     Member of the Management Committee

                                PARENTS OF CSAM

     CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, NY 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, NY 10010, which is indirectly wholly-owned by Credit Suisse Group, located at Paradeplatz 8, CH 8070, Zurich, Switzerland.

                                       D-2